MUNIVEST
NEW JERSEY
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVJ



This report, including the financial information herein, is transmitted to the shareholders of MuniVest New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniVest
New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                           #16634 -- 10/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MUNIVEST NEW JERSEY FUND, INC.

The Benefits and
Risks of
Leveraging

MuniVest New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The Fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Important Tax
Information
(unaudited)

All of the net investment income distributions paid by MuniVest New Jersey Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



                      MuniVest New Jersey Fund, Inc., October 31, 1997

DEAR SHAREHOLDER

For the year ended October 31, 1997, the Common Stock of MuniVest New Jersey Fund, Inc. earned $0.778 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.49%, based on a month-end net asset value of $14.18 per share. Over the same period, the total investment return on the Fund's Common Stock was +9.19%, based on a change in per share net asset value from $13.78 to $14.18, and assuming reinvestment of $0.777 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +7.24%, based on a change in per share net asset value from $13.61 to $14.18, and assuming reinvestment of $0.390 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.19%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued.

However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
The Fund finished the 12-month period ended October 31, 1997 with a stable and competitive dividend stream and a large core position in high-quality, income-oriented securities. We invested over 86% of the Fund's net assets in securities rated in the top two rating categories by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Services. Our investment strategy was divided between seeking to improve average call protection and employing a range-bound approach to interest rate fluctuations, which entails reducing market exposure during periods of strength and utilizing times of weakness as an opportunity to lock in attractive yields.

New-issue volume in New Jersey for the 12 months ended October 31, 1997 totaled $8.18 billion, representing a sharp jump from the $5.89 billion issued the prior year. Included in this total are the $2.75 billion Federally taxable bonds issued to eliminate the state pension system's unfunded obligations.

The New Jersey economy continued to exhibit signs of strength in line with the growth evident on the national level. The unemployment rate at the end of September 1997 was at 5.4%, sharply lower than the 6.2% rate at the end of September 1996. Median family and household income totals continued to exceed the national average by a significant margin. In June, Governor Whitman signed a state budget for the fiscal year starting July 1, 1997, which is a 5% increase over the previous year's budget.

In our April shareholder report, we cited concern over FRB monetary policy as justification for a more cautious investment outlook. Since that time, the bond market was buffeted by shifting perceptions over the sustainability of economic growth and the resurgence of inflation. While the US economy consistently exhibited surprising strength and durability at this late stage in the expansion, most inflationary measures continue to demonstrate an economy operating without any significant capacity constraints. These circumstances presented a favorable backdrop for bonds and, as a result, we preferred to keep the Fund fully invested. Recent evidence of continued solid economic growth, accompanied by increasingly tight labor markets, suggest that the need for a more restrictive monetary policy has risen. These developments would usually cause us to become more cautious and implement an investment strategy designed to preserve the gains achieved thus far. However, the recent volatility in world equity markets resulted in a flight to quality causing long-term interest rates to decline to their lows of the year. Consequently, the risk of a further monetary policy tightening has receded. In our view, until the full impact of the world equity markets' correction can be determined, our adoption of a more neutral positioning for the Fund seems appropriate. We will continue to seek to provide and maintain attractive dividends.

In Conclusion
We appreciate your ongoing interest in MuniVest New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

December 8, 1997



We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of MuniVest New Jersey Fund, Inc.
Mr. Jaeckel has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager. Prior thereto, he was employed by Chemical Bank as Vice President in their Tax-Exempt Bond Division.





PROXY RESULTS

During the six-month period ended October 31, 1997, MuniVest New Jersey Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted           Shares Withheld
                                                                                         For                 From Voting
1. To elect the Fund's Board of Directors:       Edward H. Meyer                      5,217,086                170,533
                                                 Jack B. Sunderland                   5,217,489                170,130
                                                 J. Thomas Touchton                   5,219,746                167,873
                                                 Arthur Zeikel                        5,219,196                168,423


                                                                             Shares Voted        Shares Voted        Shares Voted
                                                                                  For               Against             Abstain
2. To ratify the selection of  Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                       5,219,925            80,741               86,953

During the six-month period ended October 31, 1997, MuniVest New Jersey Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:


                                                                                    Shares Voted           Shares Withheld
                                                                                         For                 From Voting
1. To elect the Fund's Board of Directors:       Donald Cecil                           1,442                     48
                                                 M. Colyer Crum                         1,442                     48
                                                 Edward H.Meyer                         1,442                     48
                                                 Jack B. Sunderland                     1,442                     48
                                                 J. Thomas Touchton                     1,442                     48
                                                 Arthur Zeikel                          1,442                     48


                                                                             Shares Voted        Shares Voted        Shares Voted
                                                                                  For               Against             Abstain
2. To ratify the selection of  Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                         1,400                31                  59





                                                                                   MuniVest New Jersey Fund, Inc. October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                              (in Thousands)

                       S&P      Moody's     Face                                                                          Value
STATE                Ratings    Ratings    Amount       Issue                                                           (Note 1a)

New Jersey -- 98.7%    AAA       Aaa       $2,500       Atlantic City, New Jersey, Board of Education, Revenue
                                                        Bonds, UT, 6.125% due 12/01/2002 (d)(f)                           $2,753
                       AA        NR*        1,000       Bernards Township, New Jersey, School District Refunding
                                                        Bonds, UT, 5.30% due 1/01/2019                                     1,002
                       AAA       Aaa        2,500       Camden County, New Jersey, Improvement Authority, Lease
                                                        Revenue Bonds (County Guaranteed), 6.15% due 10/01/2014 (b)        2,691
                       AAA       Aaa        1,815       Cape May County, New Jersey, Industrial Pollution Control
                                                        Financing Authority Revenue Bonds (Atlantic City Electric
                                                        Company Project), AMT, Series A, 7.20% due 11/01/2029 (b)          2,071
                       AAA       Aaa        1,300       Highland Park, New Jersey, School District, GO, UT, 6.55% due
                                                        2/15/2005 (b)(f)                                                   1,486
                       AA        A3         3,200       Jersey City, New Jersey, School GO, UT, 6.65% due 2/15/2002
                                                        (f)                                                                3,545
                       AAA       Aaa        1,600       Middlesex County, New Jersey, COP, 6.125% due 2/15/2019 (b)        1,704
                       AAA       Aaa        6,690       New Jersey Casino Reinvestment Development Authority, Parking
                                                        Fee Revenue Bonds, Series A, 5.25% due 10/01/2016 (e)              6,674
                       AAA       Aaa        2,400       New Jersey EDA, Educational Testing Services Revenue Bonds,
                                                        Series B, 6.25% due 5/15/2025 (b)                                  2,624
                                                        New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds,
                                                        Series A (d):
                       AAA       Aaa        3,900       (NUI Corp.), 6.35% due 10/01/2022                                  4,291
                       A1+       VMIG1+     1,000       (New Jersey Natural Gas Co.), VRDN, 3.65% due 8/01/2030 (a)        1,000
                                                        New Jersey EDA, Revenue Bonds:
                       NR*       Aa1          800       (400 International Drive Partners), VRDN, 3.45% due 9/01/2005
                                                        (a)                                                                  800
                       BBB-      Baa2       1,900       (American Airlines Inc. Project), AMT, 7.10% due 11/01/2031        2,078
                       NR*       A1         1,500       Refunding (Burlington Coat Factory), 6.125% due 9/01/2010          1,616
                       NR*       Aaa        5,810       (Saint Barnabas Project), 5.625%** due 7/01/2022 (b)               1,557
                       NR*       Aa1        4,500       New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds
                                                        (Garden State Paper Company), AMT, 7.125% due 4/01/2022            4,927
                                                        New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                       AAA       Aaa        2,000       (American Water Company Inc. Project), 6% due 5/01/2036 (c)        2,095
                       A1+       Aaa        1,600       Refunding (United Water of New Jersey, Inc. Project), VRDN,
                                                        Series A, 3.55% due 11/01/2026 (a)(d)                              1,600
                                                        New Jersey Health Care Facilities Financing Authority Revenue
                                                        Bonds:
                       AAA       Aaa        2,500       Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (c)    2,708
                       BBB+      NR*        3,000       Refunding (Holy Name Hospital), 6% due 7/01/2025                   3,085
                       AAA       Aaa        5,000       Refunding (Jersey Shore Medical Center), 6.75% due 7/01/2019
                                                        (d)                                                                5,599
                       AAA       Aaa        1,000       Refunding (Monmouth Medical Center), Series C, 6.25% due
                                                        7/01/2024 (e)                                                      1,085
                       BBB       Baa2       2,075       Refunding (Saint Elizabeth Hospital Obligation Group), 6% due
                                                        7/01/2027                                                          2,135
                       NR*       Baa1       4,200       (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023    4,369
                       AAA       Aaa        2,000       New Jersey Sports and Exposition Authority, Luxury Tax Revenue
                                                        Refunding Bonds (Convention Center), Series A, 6.60% due
                                                        7/01/2015 (b)                                                      2,206
                       A+        Aa         2,000       New Jersey Sports and Exposition Authority, State Contract
                                                        Revenue Bonds, Series A, 6% due 3/01/2021                          2,094
                       AAA       Aaa        2,000       New Jersey State Educational Facilities Authority Revenue Bonds
                                                        (Higher Education -- Princeton), Series C, 6.375% due 7/01/2022    2,199
                       AA+       Aa1        1,970       New Jersey State, GO, AMT, 7.05% due 7/15/2014                     2,272
                                                        New Jersey State Housing and Mortgage Finance Agency, Home
                                                        Buyer Revenue Bonds, AMT (b):
                       AAA       Aaa        2,895       Series M, 7% due 10/01/2026                                        3,135
                       AAA       Aaa        2,000       Series U, 5.60% due 10/01/2012                                     2,042
                       AAA       Aaa        5,150       New Jersey State Transportation Corporation, COP (Raymond Plaza
                                                        East, Incorporated), 6.50% due 10/01/2016 (e)                      5,720
                       AAA       Aaa        3,250       New Jersey State Transportation Trust Fund Authority, Refunding
                                                        (Transportation System), Series A, 5% due 6/15/2015 (b)            3,172
                       AAA       VMIG1+     1,700       New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                        Bonds, VRDN, Series D, 3.25% due 1/01/2018 (a)(c)                  1,700
                                                        New Jersey Wastewater Treatment Trust Loan Revenue Bonds:
                       AA        NR*        2,250       6.875% due 6/15/2000 (f)                                           2,443
                       AA-       Aa         1,865       Series A, 6.50% due 4/01/2014                                      2,070
                       AAA       Aaa        2,000       North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125%
                                                        due 8/01/2022 (c)                                                  1,965
                       AAA       Aaa        5,000       Passaic Valley, New Jersey, Sewer Commissioner's Refunding
                                                        Bonds (Sewer System), Series D, 5.875% due 12/01/2022 (d)          5,198
                                                        Port Authority of New York and New Jersey, Consolidated Revenue
                                                        Bonds:
                       AA-       A1         5,000       72nd Series, 7.35% due 10/01/2002 (f)                              5,719
                       AA-       A1         1,500       76th Series, AMT, 6.50% due 11/01/2026                             1,609
                       AA-       A1         1,000       93rd Series, 6.125% due 6/01/2094                                  1,112
                       AAA       Aaa        2,500       Port Authority of New York and New Jersey, Special Obligation
                                                        Revenue Bonds (JFK International Air Terminal Project), AMT,
                                                        Series 6, 3rd Installment, 5.75% due 12/01/2022 (b)                2,575
                       AAA       Aaa        1,115       South Brunswick Township, New Jersey, Board of Education, GO,
                                                        UT, 6.40% due 8/01/2005 (c)(f)                                     1,255
                       A1+       P1           100       Union County, New Jersey, Industrial Pollution Control
                                                        Financing Authority, PCR, Refunding (Exxon Project), VRDN,
                                                        3.45% due 7/01/2033 (a)                                              100
                       AA-       A3         1,750       University of Medicine and Dentistry, New Jersey, Series E,
                                                        6.50% due 12/01/2001(f)                                            1,928
                                                                                                                       ---------
                       Total Investments (Cost -- $106,794) -- 98.7%                                                     114,009

                       Other Assets Less Liabilities -- 1.3%                                                               1,479
                                                                                                                       ---------
                       Net Assets  -- 100.0%                                                                            $115,488
                                                                                                                       =========

                   (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
                   (b) MBIA Insured.
                   (c) FGIC Insured.
                   (d) AMBAC Insured.
                   (e) FSA Insured.
                   (f) Prerefunded.

                     * Not Rated.
                    ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                     + Highest short-term rating by Moody's Investors Service, Inc.
                      Ratings of issues shown have not been audited by Ernst & Young LLP.

Portfolio
Abbreviations

To simplify the listings of MuniVest New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
EDA   Economic Development Authority
PCR   Pollution Control Revenue Bonds
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                    As of October 31, 1997

Assets:             Investments, at value (identified cost -- $106,793,689) (Note 1a)                                  $114,009,164
                    Cash                                                                                                      5,773
                    Interest receivable                                                                                   1,705,400
                    Deferred organization expenses (Note 1e)                                                                  2,715
                    Prepaid expenses and other assets                                                                         7,504
                                                                                                                      -------------
                    Total assets                                                                                        115,730,556
                                                                                                                      -------------

Liabilities:        Payables:
                    Dividends to shareholders (Note 1f)                                              $113,958
                    Investment adviser (Note 2)                                                        52,097               166,055
                                                                                                -------------
                    Accrued expenses                                                                                         76,925
                                                                                                                      -------------
                    Total liabilities                                                                                       242,980
                                                                                                                      -------------

Net Assets:         Net assets                                                                                         $115,487,576
                                                                                                                      =============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                    Preferred Stock, par value $.05 per share (1,500 shares of AMPS* issued
                    and outstanding at $25,000 per share liquidation preference)                                        $37,500,000
                    Common Stock, par value $.10 per share (5,497,953 shares issued and
                    outstanding)                                                                     $549,795
                    Paid-in capital in excess of par                                               76,520,088
                    Undistributed investment income -- net                                            451,760
                    Accumulated realized capital losses on investments -- net (Note 5)             (6,749,542)
                    Unrealized appreciation on investments -- net                                   7,215,475
                                                                                                -------------

                    Total -- Equivalent to $14.18 net asset value per share of Common Stock
                    (market price -- $13.25)                                                                             77,987,576
                                                                                                                      -------------
                    Total capital                                                                                      $115,487,576
                                                                                                                      =============
                  * Auction Market Preferred Stock.

                    See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997

Investment            Interest and amortization of premium and discount earned                                         $6,474,772
Income (Note 1d):

Expenses:             Investment advisory fees (Note 2)                                             $573,363
                      Commission fees (Note 4)                                                        95,145
                      Professional fees                                                               81,811
                      Accounting services (Note 2)                                                    67,134
                      Transfer agent fees                                                             34,622
                      Printing and shareholder reports                                                28,568
                      Directors' fees and expenses                                                    22,725
                      Listing fees                                                                    16,663
                      Custodian fees                                                                   9,296
                      Pricing fees                                                                     5,808
                      Amortization of organization expenses (Note 1e)                                  5,490
                      Other                                                                           15,013
                                                                                                   ---------
                      Total expenses                                                                                      955,638
                                                                                                                      -----------
                      Investment income -- net                                                                          5,519,134
                                                                                                                      -----------

Realized &            Realized gain on investments -- net                                                                  36,113
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                           2,137,716
Investments -- Net                                                                                                    -----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                             $7,692,963
                                                                                                                      ===========






STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                 For the Year Ended October 31,
                       Increase (Decrease) in Net Assets:                                            1997               1996

Operations:            Investment income -- net                                                   $5,519,134         $5,528,759
                       Realized gain on investments -- net                                            36,113             16,362
                       Change in unrealized appreciation on investments -- net                     2,137,716             88,326
                                                                                               -------------      -------------
                       Net increase in net assets resulting from operations                        7,692,963          5,633,447
                                                                                               -------------      -------------

Dividends to           Investment income -- net:
Shareholders           Common Stock                                                               (4,272,415)        (4,288,887)
(Note 1f):             Preferred Stock                                                            (1,207,695)        (1,227,030)
                                                                                               -------------      -------------
                       Net decrease in net assets resulting from dividends to shareholders        (5,480,110)        (5,515,917)
                                                                                               -------------      -------------

Net Assets:            Total increase in net assets                                                2,212,853            117,530
                       Beginning of year                                                         113,274,723        113,157,193
                                                                                               -------------      -------------
                       End of year*                                                             $115,487,576       $113,274,723
                                                                                               =============      =============

                     * Undistributed investment income -- net                                       $451,760           $412,736
                                                                                               =============      =============






FINANCIAL HIGHLIGHTS

                                                                                                                For the Period
                     The following per share data and ratios have been derived                                     April 30,
                     from information provided in the financial statements.        For the Year Ended              1993+ to
                                                                                        October 31,                 Oct. 31,
                                                                          1997       1996       1995       1994       1993
                     Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period               $13.78     $13.76     $12.18     $14.89       $14.18
Operating                                                            ---------  ---------  ---------  ---------    ---------
Performance:         Investment income -- net                             1.00       1.01       1.02       1.00          .49
                     Realized and unrealized gain (loss) on
                     investments -- net                                    .40        .01       1.58      (2.66)         .81
                                                                     ---------  ---------  ---------  ---------    ---------
                     Total from investment operations                     1.40       1.02       2.60      (1.66)        1.30
                                                                     ---------  ---------  ---------  ---------    ---------
                     Less dividends and distributions to Common
                     Stock shareholders:
                     Investment income -- net                             (.78)      (.78)      (.76)      (.81)        (.35)
                     Realized gain on investments -- net                    --         --         --       (.04)          --
                                                                     ---------  ---------  ---------  ---------    ---------
                     Total dividends and distributions to Common
                     Stock shareholders                                   (.78)      (.78)      (.76)      (.85)        (.35)
                                                                     ---------  ---------  ---------  ---------    ---------
                     Capital charge resulting from issuance of
                     Common Stock                                           --         --         --         --         (.04)
                                                                     ---------  ---------  ---------  ---------    ---------
                     Effect of Preferred Stock activity: ++
                     Dividends and distributions to Preferred Stock
                     shareholders:
                     Investment income -- net                             (.22)      (.22)      (.26)      (.19)        (.07)
                     Realized gain on investments -- net                    --         --         --       (.01)          --
                     Capital charge resulting from issuance of
                     Preferred Stock                                        --         --         --         --         (.13)
                                                                     ---------  ---------  ---------  ---------    ---------
                     Total effect of Preferred Stock activity             (.22)      (.22)      (.26)      (.20)        (.20)
                                                                     ---------  ---------  ---------  ---------    ---------
                     Net asset value, end of period                     $14.18     $13.78     $13.76     $12.18       $14.89
                                                                     =========  =========  =========  =========    =========
                     Market price per share, end of period              $13.25     $12.25     $12.00    $10.125       $15.00
                                                                     =========  =========  =========  =========    =========

Total Investment     Based on market price per share                     14.78%      8.67%     26.66%    (27.74%)       2.38%++++
Return:**                                                            =========  =========  =========  =========    =========
                     Based on net asset value per share                   9.19%      6.61%     20.74%    (12.43%)       7.50%++++
                                                                     =========  =========  =========  =========    =========

Ratios to Average    Expenses, net of reimbursement                        .83%       .81%       .84%       .79%         .48%*
Net Assets:***                                                       =========  =========  =========  =========    =========
                     Expenses                                              .83%       .81%       .84%       .82%         .84%*
                                                                     =========  =========  =========  =========    =========
                     Investment income -- net                             4.82%      4.87%      5.20%      4.89%        4.85%*
                                                                     =========  =========  =========  =========    =========
Supplemental         Net assets, net of Preferred Stock, end of
Data:                period (in thousands)                             $77,988    $75,775    $75,657    $66,978      $81,637
                                                                     =========  =========  =========  =========    =========
                     Preferred Stock outstanding, end of period
                     (in thousands)                                    $37,500    $37,500    $37,500    $37,500      $37,500
                                                                     =========  =========  =========  =========    =========
                     Portfolio turnover                                  39.77%     99.56%     62.45%     68.75%       20.15%
                                                                     =========  =========  =========  =========    =========

Leverage:            Asset coverage per $1,000                          $3,080     $3,021     $3,018      $2,786      $3,177
                                                                     =========  =========  =========  =========    =========

Dividends Per Share  Investment income -- net                             $805       $818       $955       $696         $240
On Preferred Stock                                                   =========  =========  =========  =========    =========
Outstanding:+++

                   * Annualized.
                  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   + Commencement of operations.
                  ++ The Fund's Preferred Stock was issued on June 1, 1993.
                 +++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




                   MuniVest New Jersey Fund, Inc., October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $43,283,938 and $46,038,530, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                   Realized           Unrealized
                                Gains(Losses)           Gains

Long-term investments             $716,600            $7,215,475
Financial futures contracts       (680,487)                   --
                                ----------            ----------
Total                              $36,113            $7,215,475
                                ==========            ==========

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $7,215,475, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $106,793,689.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.58%.

As of October 31, 1997, there were 1,500 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $76,077 as commissions.

5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $5,283,000, of which $2,953,000 expires in 2002 and $2,330,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065804 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniVest New Jersey Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniVest New Jersey Fund, Inc., including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest New Jersey Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                        /S/Ernst & Young LLP
Princeton, New Jersey
December 1, 1997